Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SportsNuts, Inc. (the "Company") on Form 10-KSB and Form 10-KSB/A for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Kenneth I. Denos, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

         (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated as of March 28, 2003
                                         By       /s/ Kenneth I. Denos
                                            ----------------------------------
                                            Kenneth I. Denos
                                            Chief Executive Officer and
                                            Chief Financial Officer



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